SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: August 8, 2002


                        SAFE TRANSPORTATION SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)



        FLORIDA                         000-26631             59-3567558
        -------
(State or other jurisdiction           (Commission           (IRS Employer
       of incorporation)              File Number)          Identification No.)



909 LAKEWAY DRIVE, SUITE 208
BELLINGHAM, WASHINGTON 98226
(Address of principal executive offices)


Registrant's telephone number, including area code:  (360) 527-1112
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ITEM 9.  REGULATION F-D DISCLOSURE.

         Safe Transportation Systems, Inc. today announced that it has requested the Securities and Exchange Commission to investigate certain conduct by a merchant bank and others that it previously engaged. A copy of Safe Transportation's press release announcing the request is attached hereto as
Exhibit 99.1.

ITEM 7. EXHIBITS.

         EXHIBIT NO.                        DESCRIPTION

         99.1                               Press Release



























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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 SAFE TRANSPORTATION SYSTEMS, INC.


Date:  August 8, 2002            By:  /s/ Ian Pallett
                                    --------------------------------------------
                                    Name:  Ian Pallett
                                    Its:  President














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